UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2019
FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 27, 2019, the Federal Housing Finance Agency (“FHFA”), the primary regulator of the Federal Home Loan Banks (the “FHLBanks”), including the Federal Home Loan Bank of Boston (the “Bank”), issued a Supervisory Letter to the FHLBanks providing among other things that by March 31, 2020, the FHLBanks should cease entering into certain instruments referencing the London Interbank Offered Rate, or LIBOR, that mature after December 31, 2021.
A copy of the Bank’s notice (by email) to its members regarding the FHFA’s Supervisory Letter to the FHLBanks as well as a copy of the FHFA’s Supervisory Letter are included herein as Exhibits to this Current Report on Form 8-K.
The Bank is evaluating the potential impact, if any, of the Supervisory Letter on its financial condition and results of operations.

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This report uses forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is based on the Bank’s expectations as of the date hereof. All statements other than statements of historical fact are “forward-looking statements,” including any statements of the plans, strategies, and objectives for future operations; any statement of belief; and any statements of assumptions underlying any of the foregoing. The words “expected,” “permanently,” “will,” and similar statements and their plural and negative forms may be used in this notification to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, uncertainties relating to the possible discontinuance of LIBOR and the adverse consequences it could have for market participants, including the Bank; the application of accounting standards relating to, among other things, the amortization and accretion of premiums and discounts on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; other-than-temporary impairment of investment securities; instability in the credit and debt markets; economic conditions (including effects on, among other things, mortgage-backed securities); changes in demand for advances or consolidated obligations of the Bank or the Federal Home Loan Bank system; changes in interest rates; the Bank’s ability to execute its business model and to pay future dividends; volatility of market prices, rates, and indices that could affect the value of financial instruments; and prepayment speeds on mortgage assets. In addition, the Bank reserves the right to change its plans for any programs for any reason, including but not limited to, legislative or regulatory changes, changes in membership, or at the discretion of the board of directors. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular objective, projection, estimate or prediction is realized, and you are cautioned not to place undue reliance on such statements. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1     Letter (by email) from the Bank to its members dated September 27, 2019.
99.2    Supervisory Letter from the FHFA to the FHLBanks dated September 27, 2019.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 27, 2019	Federal Home Loan Bank of Boston
By:/s/ Brian G. Donahue
Brian G. Donahue
Senior Vice President, Controller and Chief Accounting Officer